UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [  ]

Check the appropriate box:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[   ]

Definitive Additional Materials

[   ]

Soliciting Material under d240,14a-12

APD ANTIQUITIES, INC.

(Name of Registrant as Specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]    No fee required.

[  ]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[   ]   Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF 2011 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 28, 2011

TO THE HOLDERS OF THE COMMON STOCK:

PLEASE TAKE NOTICE that the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of APD Antiquities, Inc., a Nevada corporation (the “Company”), will be held at 36 East Heroy, Spokane, WA 99208 at 2:00 p.m. on December 28, 2011, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement.  At the Annual Meeting, you will be asked to vote on the following matters:

1.

To elect two directors to our Board of Directors to hold office until our 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.

To ratify the appointment of our new independent accountants; and

3.

To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on November 22, 2011 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

  /s/ Cindy K. Swank

Cindy K. Swank

President & Chief Executive Officer

December 7, 2011

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

APD ANTIQUITIES, INC.
PROXY STATEMENT FOR ANNUAL MEETING

TO BE HELD DECEMBER 28, 2011

GENERAL INFORMATION

The accompanying proxy is solicited by the board of directors of APD Antiquities, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 1314 S. Grand Blvd., Suite 2-250, Spokane, WA 99202 (“APD” or the “Company”) to be voted at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on December 28, 2011, and any adjournment thereof.  When a proxy is properly executed and returned to APD in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval.  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  Holders of common stock of the Company are not entitled to cumulative voting rights.  A majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting is required for the election of directors and the approval of the Company’s proposal.  This Proxy Statement and the accompanying proxy are being sent to stockholders on or about December 5, 2011.

HOLDERS OF RECORD, QUORUM

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of voting securities, at the close of business on November 22, 2011 are entitled to vote at the Annual Meeting.  There were shares of Common Stock outstanding as of the record date.  The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROXY REVOCATION PROCEDURE

A stockholder who has been given a proxy may revoke it at any time prior to its exercise by written notice of revocation given to the Chief Executive Officer of the Company, Cindy Swank, by executing and delivering to Ms. Swank, at the address set forth above, a written revocation of such proxy, or by executing a proxy dated as of a later date than the enclosed proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

ABSTENTIONS

Abstentions will be deemed to be present at the Annual Meeting for purposes of determining a quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting, and votes withheld will not be counted toward the achievement of a plurality.  For ratification of the appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies for such meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation, may solicit proxies personally, or by telephone, email or other forms of communication, including by fax.  The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting. Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting us at the address listed above.

PROXY COMMITTEE

The Board of Directors of the Company has appointed a Proxy Committee consisting of Cindy Swank, President and CEO, Timothy Kuh, Vice President, in whose names the proxies are solicited on behalf of the Company and the Board of Directors.  The Annual Meeting will be chaired and conducted by Cindy Swank.

FORWARD LOOKING STATEMENTS

This Information Statement and other reports that we file with the SEC contain forward-looking statements about our business containing the words “believes,” “anticipates,” “expects”

and words of similar import. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results or performance to be materially different from the results or performance anticipated or implied by such forward-looking statements.  Given these uncertainties, shareholders are cautioned not to place undue reliance on forward-looking statements.  Except as specified in SEC regulations, we have no duty to publicly release information that updates the forward-looking statements contained in this Information Statement.  An investment in our corporation involves numerous risks and uncertainties, including those described elsewhere in this Information Statement.

PROPOSALS BY SECURITY HOLDERS

As of the date of this Proxy Statement, no security holder proposals have been received by us.

NO RIGHTS OF APPRAISAL

Under the laws of Nevada, our shareholders are not entitled to appraisal rights with respect to the authorized  corporate actions and we will not independently provide our shareholders with any such right.

NO DISSENTER'S RIGHTS

Under Nevada Law, shareholders are not entitled to dissenting shareholder rights with respect to our authorized corporate actions, and we will not independently provide shareholders with any such right.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for election both two of the directors currently serving on the Board.  See “Nominees for Director” below for profiles of the nominees.  After the election of two directors at the meeting, the Company will have two directors.

All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.

THE BOARD RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW.  The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below.  The two nominees who receive the most votes shall be elected as directors.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Nominees for Director

The following persons have been nominated by the Board of Directors for election to the Board of Directors:

Name	Age	Position
Cindy K. Swank	56	Director, President & Chief Executive Officer
Timothy Kuh	35	Director, Vice President

Directors elected at this annual meeting will serve until the next annual meeting.  The nominees for directors and their qualifications are set forth below.

Cindy K. Swank.  Cindy Swank has been the President/Treasurer, or Secretary and Director of APD Antiquities, Inc. since 1999 and has focused on developing sales and marketing programs for the Company's products. She attended Eastern Washington University in Cheney, WA, receiving a BA in Interdisciplinary Studies and a Minor in Communication Studies and has awards for her accomplishments and creativity in the design industry.  Ms. Swank founded, owned and managed Daisy's Bloomers, from 1990 until 1997, when she sold the business to L&L Limited Partnership. The principle business of Daisy's Bloomers was retail sales of flowers and gifts.  From 1997 through the present, Ms. Swank has been self-employed in activities in the marketing and reorganization of websites.  From June 2007 to the present, she has been employed by Eastern Washington University as Office Assistant Lead in the Admissions  Department.

Timothy J. Kuh.  Timothy Kuh, Vice President and director of APD Antiquities, Inc. was elected to these positions in December of 2004. Mr. Kuh obtained his Bachelor Degree in International Affairs from Eastern Washington University in 2004. Mr. Kuh was employed by Horizon/Alaska Airlines from 1999 until November 2004.  He was employed by Triax Capital Management, Inc. as their Director of Operations from December 2004 to May 2008.  Since May of 2008 until the present, Mr. Kuh has been engaged in business consulting for small businesses. Mr. Kuh assists the Company in operations, accounting and administrative activities.

There are no family relationships between any of the officers and directors.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of APD has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

During the year ended December 31, 2010, the Board of Directors met on one occasion.  Each director attended or participated in 100% of the meetings held by the Board of Directors.

Compensation of Directors

The non-employee directors of APD (Swank and Kuh) were not paid for attending board meetings in 2006, 2007, 2008, 2009 or 2010, nor were any of the non-employee directors granted stock options in fiscal year 2010.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF MARTINELLIMICK PLLC

AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

MartinelliMick PLLC has served as the independent auditors of APD Antiquities, Inc. since 2011.  On November 1, 2011, the Board of Directors, subject to stockholder ratification, approved the continued appointment of MartinelliMick PLLC, independent auditors, to audit the accounts of the Company for the 2011 fiscal year.

Changes in Independent Public Accountants

(1)  Previous Independent Registered Public Accounting Firm

(i)

On October 31, 2011, APD Antiquities, Inc.'s (“Registrant”) independent registered public accounting firm, BehlerMick PS, resigned and no longer practices public accounting.

(ii)

The reports of BehlerMick PS on the financial statements of the Registrant as of December 31, 2010 and 2009, and for the period from July 23, 1996 (inception) through December 31, 2010, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

During the Registrant’s most recent fiscal year ended December 31, 2010, for the period from July 23, 1996 (inception) to December 31, 2009, and any subsequent interim periods through November 3, 2011, (a) there were no disagreements with BehlerMick PS on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BehlerMick PS, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(iv)

On November 3, 2011, the Registrant provided BehlerMick PS with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  The Company is unable to obtain Exhibit16.1 from the predecessor auditor, as the firm no longer practices public accounting.

(2)  New Independent Registered Public Accounting Firm

Concurrently with the resignation of BehlerMick PS, the Board of Directors of the Registrant engaged MartinelliMick PLLC, as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective November 1, 2011.  During the most recent fiscal year ended December 31, 2010, for the period from July 23, 1996 (inception) to December 31, 2009, and any subsequent period through the date hereof prior to the engagement of MartinelliMick PLLC, neither the Registrant, nor someone on its behalf, has consulted MartinelliMick PLLC regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Appointment of the new independent accountant was approved by the Company’s Board of Directors, which undertook the following actions before the appointment of the accountant:

1.

The Board verified that the accountant was in good standing within the jurisdiction of its practice in the state of Washington.

2.

The Board verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3.

The Board verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Audit services of MartinelliMick PLLC, include the examination of the financial statements of the Company and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meet with MartinelliMick PLLC, on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by MartinelliMick PLLC, as well as the fees charged for such services.

Fees Billed to the Company by MartinelliMick PLLC, during Fiscal Year 2010.

Audit Fees.  In fiscal year 2010, we paid no audit fees to our auditors, MartinelliMick PLLC, as we had our financial statements audited for that fiscal year by a previous firm.

Audit Related Fees/All Other fees/Tax Fees.  We did not pay MartinelliMick PLLC, for any other services in 2010.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF MARTINELLIMICK PLLC, AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2011.  Submission of the appointment to stockholders is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

EXECUTIVE COMPENSATION

Executive Officers

The executive officer of the Company is Cindy K. Swank, President and Chief Executive Officer.

Summary Compensation

The table below sets forth the aggregate annual and long-term compensation paid by us during our last three fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008 to our Chief Executive Officer (the “Named Executive Officer”).  None of the other executive officers of APD Antiquities had an annual salary or bonus for fiscal year 2010.

Name and principal position	Year	Annual Compensation
		Salary ($)	Bonus ($)	Other annual compensation (1)
Cindy K. Swank Dir., Pres. & CEO	2010	$0	$0	0
	2009	$0	$0	0
	2008	$0	$0	0

Option Grants in Fiscal Year 2010

There were no option grants to our Named Executive Officer in 2010.  No option grants have been made to any of our executive officers under the APD 1999 Stock Option Plan to date.  We have not granted any stock appreciation rights.

Aggregate Option Exercises in Fiscal Year 2010 Year End Option Values

No unexercised options were held by the Named Executive Officer as of December 31, 2010.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

APD does not have an employment contract with its Named Executive Officer or any of its executive officers.

We do not have any arrangements with our Named Executive Officer or any of our other executive officers triggered by termination of employment or change in control.

Section 16(a) Beneficial Ownership Reporting Compliance.

Beneficial Ownership reports are current.

Security Ownership of Certain Beneficial Owners and Management.

The following table presents information, to the best of our knowledge, about the ownership of our Common Stock on November 23, 2011 relating to those persons known to beneficially own more than 5% of our capital stock and by our named executive officers and directors.  The percentage of beneficial ownership for the following table is based on 4,431,111 shares of Common Stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of Common Stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of Common Stock that the stockholder has a right to acquire within 60 days after November 23, 2011 pursuant to options, warrants, conversion privileges or other right. The percentage ownership of the outstanding Common Stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of Total Nutraceutical Solutions’ Common Stock.

Table 1.

Title of Class	Name and Address of Beneficial Owner of Shares (1)	Position	Amount of Shares Held by Owner	Percent of Class (2)
Common	Cindy K. Swank	Director/Pres.	202,004	4.56%
Common	Timothy Kuh	Director/Vice Pres.	2,000	0.04%
Common	Raymond Kuh	None	201,004	4.54%
Common	Peter Schmid Wiesenweg 7 85653 Aying, Germany	None	333,332	7.52%
Common	Klaus Lewin Meisenweg 15 50126 Bergheim, Germany	None	308,564	6.96%
Common	Yu Shum Cheung The Galleria Ste. 2702 9 Queen’s Road Central Hong Kong, PRC	None	251,500	5.68%
Common	IWJ Consulting Group, LLC 2009 E. 30th Ave. Spokane, WA 99203	None	320,000	7.22%
Common	Michael Strage 350 Central Park West New York, NY 10025	None	300,000	6.77%
Common	Soto Holdings Ltd. Trst Co Cmplx Ajltake Rd Ajeltake Isl Mjuro 96960 Marshall Islands MH	None	300,000	6.77%
Common	Delta Group Investments, Ltd RM2105 21/F Shun Tak Ctr W Twr 200 Connaught Rd C Shng Wan Hong Kong	None	300,000	6.77%
Common	Diamond Dawg Investments LLC PO Box 50046 Bellevue, WA 98015	None	300,000	6.77%
Common	Pro Industries Corporation 1314 S. Grand Blvd. #2-250 Spokane, WA 99202	None	264,000	5.96%
All Executive Officers, Directors as a Group (2 persons) (3)			204,004	4.60%

(1)  Unless otherwise indicated, the address of each of the listed beneficial owners identified above is:

c/o 1314 South Grand Boulevard, Suite 2-176, Spokane, WA 99202.

(2)  The percentages listed in the Percent of Class column are based upon 4,431,111 issued and outstanding shares of Common Stock as of November 23, 2011.

(3)  Includes the shares of Common Stock beneficially owned by Ms. Cindy Swank and Mr. Timothy Kuh.

Legal Proceedings.

To the best knowledge of the management of APD, no director, officer, affiliate of APD, owner of record or beneficial owner of more than 5% of any class of securities of APD, or security holder is a party adverse to APD or has a material interest adverse to APD in any material legal proceeding.

Certain Relationships and Related Transactions.

APD Antiquities, Inc. was incorporated on July 23, 1996, in the state of Nevada. During the year ended December 31, 1999, 300,000 shares of common stock were issued to officers and directors for cash in the amount of $300 (par value), 51,000 common shares were sold for $1.00 per share and 10,000 common shares were issued for converted debt.  In September 2004, the Company issued 10,000 shares of common stock for cash in the amount of $10,000. On December 21, 2004 the company undertook a 1 for 4 split of the common stock, resulting in a total of 1,448,000 shares being issued and outstanding.

The Company's officers/directors do not receive salaries but are being compensated for sales generated on behalf of the Company. Compensation is based solely on bringing business to the Company. A nine percent (9%) commission is equally divided amongst the officers/directors for each item sold. From inception the current corporate officer/director, Ms. Swank, was paid a total of $ 4,529.35 for sales arranged on behalf of the Company. Additionally, as a result of no revenue and minimal operations, no commissions were accrued during the year ended December 31, 2010 and any commissions payable to Ms. Swank were accrued on our books during that fiscal year.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted on at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current SEC rules, any proposal by a stockholder intended to be presented at the 2011 annual meeting of stockholders must be received by APD, subject to certain exceptions, no later than November 30, 2011.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Chief Executive Officer of the Company, Cindy Swank.  In addition, the proxy solicited by the Board of Directors for the 2011 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2011 annual meeting of stockholders that is not described in the 2011 proxy statement unless the Company has received notice of such proposal on or before the close of business on November 22, 2011.  However, if the Company determines to change the date of the 2011 annual meeting of stockholders more than 30 days from December 28, 2011, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2011 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the SEC.

ANNUAL REPORT

Our Annual Report to Stockholders containing selected information from our Form 10-K, for the year ended December 31, 2010, accompanies this proxy statement.  If you wish to receive additional copies of our Annual Report on Form 10-K for the year ended December 31, 2010 with the proxy material, a copy of the Form 10-K will be made available (without exhibits), free of charge, to interested stockholders upon written request to Cindy K. Swank, President and Chief Executive Officer, 1314 S. Grand Blvd., Ste. 2-250, Spokane, WA 99202, telephone (509) 744-8590.  The Annual Report on Form 10-K, including exhibits, are also available on the corporate website, apdantiquities.com, and online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

  /s/ Cindy K. Swank

 Cindy K. Swank

President & Chief Executive Officer

December 7, 2011

APPENDICES

Form of Proxy

PROXY

The undersigned shareholder of APD Antiquities, Inc. (The "Company") hereby appoints Cindy Swank, as proxy holder of the undersigned to attend the Annual meeting of the Company to be held on December 28, 2011, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

PROPOSAL NUMBER ONE:  Election Of Directors.

Cindy K. Swank

_______ FOR

_______ AGAINST

_______ WITHHOLD

Timothy J. Kuh

_______ FOR

_______ AGAINST

_______ WITHHOLD

PROPOSAL NUMBER TWO:  To ratify the appointment of Williams & Webster, P.S. as the Company’s new independent accountant.

_______ FOR

_______ AGAINST

_______ ABSTAIN

PROPOSAL NUMBER THREE:  To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

_______ FOR

_______ AGAINST

_______ ABSTAIN

PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, give your full title as such.  If a corporation, please sign in full corporate name by the duly authorized officer.  If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.  THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of  December, 2011.

______________________________

Signature of Shareholder

______________________________

Name of Shareholder

__________________________________________________________________

Address

______________________________

Share Certificate Number

______________________________

Number of Shares voted